EXHIBIT 10.3

PATENT ASSIGNMENT CONFIRMATION & RELEASE

TO ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, KNOW THAT Brandon Romanek, for good and valuable consideration, previously assigned all of his rights, title and interest in and to United States patent application number 62,312,327, title “Plant Dryer with Improved Convection Flow” (the “Assigned Patents”) and all provisional patent applications, non-provisional patent applications, issued patents, as well as all patent applications and/or patents maturing from a continuation, continuation-in-part, division, reissue or reissue of the Assigned Patents (collectively the “Assigned Patent Rights”) to THC Therapeutics, Inc. f/k/a Harmonic Energy, Inc., a Nevada corporation (the “Company”) pursuant to a Patent Assignment with “THC Therapeutics, Inc., a Nevada company having a business address of 11700 W Charleston Blvd. #73, Las Vegas, NV 89135,” dated January 7, 2017 (the “Patent Assignment”), and Brandon Romanek hereby:

(i)	Acknowledges and confirms that the Patent Assignment was intended to be and was with the Company;

(ii)	Acknowledges and confirms that the Assigned Patent Rights included all rights, title, and interest in and to United States patent application number 15,467,722, title “Plant Dryer with Improved Convection Flow, and all rights relating to such patent application (the “Non-Provisional Patent Application Rights”);

(iii)	Acknowledges and confirms that the Assigned Patent Rights included all rights, title, and interest in and to issued United States Patent No. 10,132,564, title “Plant Dryer with Improved Convection Flow, and all rights relating to such patent (the “Patent Rights”); and

(iv)	Releases to the Company, effective as of the date of the Patent Assignment, January 7, 2017, any other rights or claims relating to the Assigned Patent Rights, the Non-Provisional Patent Application Rights, and/or the Patent Rights.

IN WITNESS WHEREOF, Brandon Romanek has caused this Patent Assignment Confirmation & Release to be executed by him on September 30, 2019.

Brandon Romanek

/s/ Brandon Romanek
Individually